UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2024

AMERICAN BATTERY TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)

Nevada	001-41811	33-1227980
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ABAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2024, American Battery Technology Company (the “Company) entered into a new employment agreement with Ryan Melsert to continue to serve as the chief executive officer and chief technology officer (the “CEO Agreement”). The CEO Agreement is effective as of July 1, 2024. Pursuant to the CEO Agreement, Mr. Melsert’s annual salary is $425,000. Mr. Melsert will also be eligible to receive performance-based bonuses tied to the achievement of specific strategic milestones, including an annual cash bonus set at a target of 75% of his annual salary, $1,000,000 in restricted stock units (“RSUs”) calculated using the 20-day trailing volume-weighted average price prior to October 9, 2024, and $3,000,000 in warrants with a five-year expiration and exercise price as calculated by Black-Scholes as of October 9, 2024. The performance-based bonuses will be pro-rated according to the specific weight of each milestone as set forth in the CEO Agreement. Both the RSUs and warrants will vest 1/16th quarterly over a four-year vesting schedule.

On November 21, 2024, the Company entered into a new employment agreement with Scott Jolcover to continue to serve as the chief mineral resources officer (the “CMRO Agreement”). The CMRO Agreement is effective as of July 1, 2024. Pursuant to the CMRO Agreement, Mr. Jolcover’s annual salary is $240,000. Mr. Jolcover will also be eligible to receive performance-based bonuses tied to the achievement of specific strategic milestones, including an annual cash bonus set at a target of 75% of his annual salary, $300,000 in RSUs calculated using the 20-day trailing volume-weighted average price prior to October 9, 2024, and $500,000 in warrants with a five-year expiration and exercise price as calculated by Black-Scholes as of October 9, 2024. The performance-based bonuses will be pro-rated according to the specific weight of each milestone as set forth in the CMRO Agreement. Both the RSUs and warrants will vest 1/12th quarterly over a three-year vesting schedule.

On November 21, 2024, the Company entered into a new employment agreement with Jesse Deutsch to continue to serve as the chief financial officer (the “CFO Agreement”). The CFO Agreement is effective as of July 1, 2024. Pursuant to the CFO Agreement, Mr. Deutsch’s annual salary is $280,000. Mr. Deutsch will also be eligible to receive performance-based bonuses tied to the achievement of specific strategic milestones, including an annual cash bonus set at a target of 75% of his annual salary, $500,000 in RSUs calculated using the 20-day trailing volume-weighted average price prior to October 9, 2024, and $1,000,000 in warrants with a five-year expiration and exercise price as calculated by Black-Scholes as of October 9, 2024. The performance-based bonuses will be pro-rated according to the specific weight of each milestone as set forth in the CFO Agreement. Both the RSUs and warrants will vest 1/16th quarterly over a four-year vesting schedule.

On November 21, 2024, the Company entered into an amended employment agreement with Steven Wu to continue to serve as the chief operating officer (the “COO Agreement”). The COO Agreement is effective as of August 25, 2024. Pursuant to the COO Agreement, Mr. Wu’s annual salary is $300,000. Mr. Wu will also be eligible to receive performance-based bonuses tied to the achievement of specific strategic milestones, including an annual cash bonus set at a target of 75% of his annual salary, $750,000 in RSUs calculated using the 20-day trailing volume-weighted average price prior to August 25, 2024, and $1,500,000 in warrants with a five-year expiration and exercise price as calculated by Black-Scholes as of August 25, 2024. The performance-based bonuses will be pro-rated according to the specific weight of each milestone, and the foregoing RSUs and warrants will vest over a four-year vesting schedule, with 25% vested on the one-year anniversary and 6.25% vested each quarter thereafter. In addition, Mr. Wu is eligible to receive a one-time signing bonus of RSUs equal to $500,000 divided by the 20-day trailing volume-weighted average price prior to August 25, 2024, which will vest over a four-year vesting schedule, with 25% vested on the one-year anniversary and 6.25% vested each quarter thereafter.

There are no arrangements or understandings between Mr. Melsert, Mr. Jolcover, Mr. Deutsch, or Mr. Wu and any other persons pursuant to which Mr. Melsert was selected as chief executive officer, Mr. Jolcover was selected as chief mineral resources officer, Mr. Deutsch was selected as chief financial officer, or Mr. Wu was selected as chief operating officer.

In addition, there are no relationships between the Company and each of Mr. Melsert, Mr. Jolcover, Mr. Deutsch or Mr. Wu that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The foregoing is not a complete description of the parties’ rights and obligations under the CEO Agreement, CMRO Agreement, CFO Agreement, and COO Agreement, each of which is qualified by reference to the full text and terms of each respective agreement, filed together as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Offer Letter, by and between American Battery Technology Company and Jesse Deutsch, executed November 21, 2024.

10.2	Offer Letter, by and between American Battery Technology Company and Ryan Melsert, executed November 22, 2024.

10.3	Offer Letter, by and between American Battery Technology Company and Steven Wu, executed November 21, 2024.

10.4	Offer Letter, by and between American Battery Technology Company and Scott Jolcover, executed November 21, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: November 27, 2024	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer